Pioneer
Growth
Shares


Class A, Class B and Class C Shares
Prospectus
April 29, 1996
(revised December 20, 1996)


   Pioneer Growth Shares (the "Fund") seeks appreciation of capital through investments in common stocks, together with preferred stocks, bonds and debentures which are convertible into common stocks.

   Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


   This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for future reference. More information about the Fund is included in the Statement of Additional Information, dated April 29, 1996 (revised December 20, 1996), which is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Other information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.


                              TABLE OF CONTENTS                       PAGE
----------------------------------------------------------------------------
I.          EXPENSE INFORMATION                                         2
II.         FINANCIAL HIGHLIGHTS                                        3
III.        INVESTMENT OBJECTIVE, POLICIES AND RISKS                    5
IV.         MANAGEMENT OF THE FUND                                      6
V.          FUND SHARE ALTERNATIVES                                     7
VI.         SHARE PRICE                                                 8
VII.        HOW TO BUY FUND SHARES                                      8
VIII.       HOW TO SELL FUND SHARES                                    11
IX.         HOW TO EXCHANGE FUND SHARES                                12
X.          DISTRIBUTION PLANS                                         13
XI.         DIVIDENDS, DISTRIBUTIONS AND TAXATION                      14
XII.        SHAREHOLDER SERVICES                                       14
             Account and Confirmation Statements                       14
             Additional Investments                                    14
             Automatic Investment Plans                                14
             Financial Reports and Tax Information                     15
             Distribution Options                                      15
             Directed Dividends                                        15
             Direct Deposit                                            15
             Voluntary Tax Withholding                                 15
             Telephone Transactions and Related Liabilities            15
             FactFone(SM)                                              15
             Retirement Plans                                          15
             Telecommunications Device for the Deaf (TDD)              16
             Systematic Withdrawal Plans                               16
             Reinstatement Privilege (Class A Shares Only)             16
XIII.       THE FUND                                                   16
XIV.        INVESTMENT RESULTS                                         16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses based on actual expenses for the fiscal year ended December 31, 1995. For Class C shares, operating expenses are based on estimated expenses that would have been incurred if Class C shares had been outstanding for the entire fiscal year ended December 31, 1995.


Shareholder Transaction Expenses         Class A      Class B       Class C+


Maximum Initial Sales Charge on
  Purchases (as a percentage of
  offering price)                          5.75%(1)     None          None
Maximum Sales Charge on Reinvestment
  of Dividends                             None         None          None
Maximum Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption proceeds, as
  applicable)                              None(1)      4.00%         1.00%
Redemption fee(2)                          None         None          None
Exchange fee                               None         None          None
Annual Operating Expenses
  (as a percentage of average net
  assets)
Management Fees                            0.49%        0.49%         0.49%
12b-1 fees                                 0.25%        1.00%         1.00%
Other Expenses
  (including accounting and transfer
  agent fees, custodian fees and
  printing expenses)                       0.47%        0.35%         0.35%
                                         ----------   ----------   -----------
Total Operating Expenses                   1.21%        1.84%         1.84%
                                         ==========   ==========   ===========

+   Class C shares were first offered on January 31, 1996.

(1) Purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge ("CDSC") as further described under "How to Sell Fund Shares."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.


    Example:


   You would pay the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return with or without redemption at the end of each time period:


                            1 Year   3 Years    5 Years    10 Years
Class A Shares               $69       $94        $120       $196
Class B Shares
--Assuming complete
  redemption at end of
  period                     $59       $88        $120       $199*
--Assuming no redemption     $19       $58        $100       $199*
Class C Shares**
--Assuming complete
  redemption at end of
  period                     $29       $58        $100       $216
--Assuming no redemption     $19       $58        $100       $216

 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A expenses are used after year eight.
**Class C shares redeemed during the first year after purchase are subject to a 1% CDSC.

   The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.


   The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return will vary from year to year and may be higher or lower than those shown.



   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Underwriting Agreement and Distribution Plans" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD").


   The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of the Fund for shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."

II. FINANCIAL HIGHLIGHTS


   The following information has been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Fund's financial statements as of December 31, 1995 appears in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information. The information for the years from 1986 through 1993 was derived from financial statements audited by the Fund's then independent public accountants, Coopers & Lybrand. Class C shares is a new class of shares; no financial highlights exist for Class C shares. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.



PIONEER GROWTH SHARES
Selected Data For a Class A Share Outstanding Throughout Each Period:


                                               For the Year Ended December 31,+
                                 -----------------------------------------------------------
                                     1995        1994        1993        1992        1991
                                  ----------   ---------   ---------   ---------   ----------
Net asset value, beginning of
  period                               $8.85      $12.62      $12.42      $12.27        $7.57
                                  ----------   ---------   ---------   ---------   ----------
Increase (decrease) from
 investment operations:
 Net investment income (loss)          $0.03      $(0.06)     $(0.07)      $0.00        $0.02
 Net realized and unrealized
  gain (loss) on investments            2.58       (0.38)       1.10        0.15         4.70
                                  ----------   ---------   ---------   ---------   ----------
  Total increase (decrease)
   from investment
   operations                          $2.61      $(0.44)      $1.03       $0.15        $4.72
Distribution to shareholders
 from:
 Net investment increase
  (decrease)                           (0.03)       0.00        0.00        0.00         0.00
 Net realized capital gains            (1.31)      (3.32)      (0.83)       0.00         0.00
 In excess of net investment
  income                                  --        0.00        0.00        0.00        (0.02)
 Paid in capital                          --       (0.01)         --          --           --
                                  ----------   ---------   ---------   ---------   ----------
Net increase (decrease) in net
 asset value                           $1.27      $(3.77)      $0.20       $0.15        $4.70
                                  ----------   ---------   ---------   ---------   ----------
Net asset value, end of period        $10.12       $8.85      $12.62      $12.42       $12.27
                                  ==========   =========   =========   =========   ==========
Total return(1)                        29.82%      (2.60)%      8.52%       1.22%       62.37%
Ratio of net operating expenses
  to average net assets                 1.23%+++    1.46%       1.20%       1.15%        1.22%
Ratio of net investment income
  (loss) to average net assets          0.28%+++   (0.53)%     (0.60)%      0.00%        0.14%
Portfolio turnover rate                  158%        161%         29%         25%          27%
Net assets, end of period
  (in thousands)                    $215,564    $132,476    $134,546    $120,847      $91,464
Ratios assuming no reduction of
  fees or expenses:
 Net operating expenses                  --          --         1.21%       1.25%        1.28%
 Net investment income (loss)            --          --        (0.62%)      0.10%        0.08%
Ratios assuming a reduction of
  fees paid indirectly:
 Net operating expenses                1.21%
 Net investment income                 0.30%

                                    1990        1989        1988        1987        1986
                                  ---------   ---------   ---------   ---------   ----------
Net asset value, beginning of
 period                               $8.95       $7.39       $6.27       $7.09        $6.56
                                  ---------   ---------   ---------   ---------   ----------
Increase (decrease) from
 investment operations:
 Net investment income (loss)         $0.08       $0.08       $0.06       $0.07        $0.10
 Net realized and unrealized
  gain (loss) on investments          (0.83)       2.37        1.37       (0.31)        0.95
                                  ---------   ---------   ---------   ---------   ----------
  Total increase (decrease)
   from investment
   operations                        $(0.75)      $2.45       $1.43      $(0.24)       $1.05
Distribution to shareholders
 from:
 Net investment increase
  (decrease)                          (0.08)      (0.08)      (0.06)      (0.07)       (0.10)
 Net realized capital gains           (0.55)      (0.81)      (0.25)      (0.51)       (0.42)
 In excess of net investment
  income                               0.00        0.00        0.00        0.00         0.00
 Paid in capital                         --          --          --          --           --
                                  ---------   ---------   ---------   ---------   ----------
Net increase (decrease) in net
 asset value                         $(1.38)      $1.56       $1.12      $(0.82)       $0.53
                                  ---------   ---------   ---------   ---------   ----------
Net asset value, end of period        $7.57       $8.95       $7.39       $6.27        $7.09
                                  =========   =========   =========   =========   ==========
Total return(1)                       (8.37%)     33.63%      23.01%      (3.44%)      15.83%
Ratio of net operating expenses
  to average net assets                1.29%       1.11%       1.24%       1.11%        1.11%
Ratio of net investment income
  (loss) to average net assets         0.89%       0.91%       0.88%       0.82%        1.28%
Portfolio turnover rate                  44%         58%         48%         51%          45%
Net assets, end of period
  (in thousands)                    $52,322     $48,904     $39,231     $36,578      $32,953
Ratios assuming no reduction of
  fees or expenses:
 Net operating expenses                  --          --          --          --           --
 Net investment income (loss)            --          --          --          --           --
Ratios assuming a reduction of
  fees paid indirectly:
 Net operating expenses
 Net investment income

(1)Assumes initial investment at net asset value at the beginning of each year, reinvestment of all dividends and distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Prior to December 1, 1993, Mutual of Omaha Fund Management Company ("FMC") acted as the investment adviser to the Fund.
+++Ratios include fees paid indirectly.

PIONEER GROWTH SHARES
Selected Data For a Class B Share Outstanding For The Period Presented:


                                                                 April 28, 1995
Class B                                                      to December 31, 1995**
                                                             -----------------------
Net asset value, beginning of period                                 $ 9.68
                                                             -----------------------
Increase from investment operations:
 Net investment income                                               $   --
 Net realized and unrealized gain on investments                       1.73
                                                             -----------------------
  Total increase from investment operations                          $ 1.73
Distributions to shareholders from:
 Net investment increase (decrease)                                   (0.03)
 Net realized gain                                                    (1.31)
                                                             -----------------------
 Net increase in net asset value                                     $ 0.39
                                                             -----------------------
Net asset value, end of period                                       $10.07
                                                             =======================
Total return(1)                                                       18.26%
Ratio of net operating expenses to average net assets                  1.90%*+
Ratio of net investment loss to average net assets                    (0.25)%*+
Portfolio turnover rate                                                 158%
Net assets, end of period                                           $14,019
Ratios assuming reduction for fees paid indirectly:
 Net operating expenses                                                1.84%*
 Net investment loss                                                  (0.19)%*

+  Ratios include fees paid indirectly.
(1)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
*  Annualized.

III. INVESTMENT OBJECTIVE, POLICIES AND RISKS

   The investment objective of the Fund is to obtain appreciation of capital. The Fund invests in common stocks, together with preferred stocks, bonds and debentures which are convertible into common stocks. Current income will be incidental to the Fund's primary objective. In selecting securities for investment, the investment adviser attempts to identify companies that have better-than-average earnings growth potential and those industries that stand to enjoy the greatest benefit from the predicted economic environment. The Fund seeks to purchase the securities of companies that are thought to be best situated in those industry groupings. The Fund invests in companies in a variety of industries in an attempt to reduce its overall exposure to investment and market risks.

   In pursuing its objective, the Fund purchases portfolio securities with the view of retaining them on a long-term basis. However, securities in the Fund's portfolio will be sold whenever PMC, the Fund's investment adviser, believes that it is necessary without regard to the length of time the particular security may have been held. This policy is subject to certain requirements for continuing the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high portfolio turnover rate (100% or more) involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable income and/or capital gains. See "Financial Highlights" for actual turnover rates.


   Part or all of the Fund's assets may be temporarily invested in securities of the United States ("U.S.") government, its agencies or instrumentalities, commercial paper, bank certificates of deposit and time deposits, bankers' acceptances, other fixed income securities and repurchase agreements with banks and broker-dealers with respect to any of the foregoing instruments. At times, PMC believes that such investments are desirable due to present or anticipated market or economic conditions which are affecting or could affect the values of the Fund's investments, as well as for liquidity purposes or as a temporary investment pending investment in equity and equity-related securities. The Fund may invest in lower rated or unrated securities. These securities involve greater risks of default and price fluctuations due to credit, economic, liquidity and market concerns.


Restricted and Illiquid Securities

   The Fund may invest in restricted securities (i.e., securities that would be required to be registered prior to distribution to the public), including securities eligible for resale to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933 ("1933 Act"). In addition, the Fund will not invest more than 15% of its net assets in illiquid securities, which includes repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities sold and offered under Rule 144A that are illiquid either as a result of legal or contractual restrictions or the absence of a trading market.

   The Board of Trustees of the Fund may adopt guidelines and delegate to PMC the daily function of determining and monitoring the liquidity of restricted securities. The Board of Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for restricted securities eligible for resale pursuant to Rule 144A will continue to develop, the Board of Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

   The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted to the extent that the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Foreign Securities

   The Fund may invest up to 30% of its assets at the time of investment in listed and unlisted foreign securities. While such investments are intended to reduce risk by permitting greater diversification of the Fund's portfolio, investments in securities of foreign issuers entail certain risks not associated with investments in domestic issuers. Such risks include fluctuations in foreign currency exchange rates; possible expropriation or nationalization of foreign companies; imposition of exchange control regulations; currency blockage or dividends or interest withheld at the source; unfavorable price spreads on currency exchanges; higher transaction costs; less public information about issuers of securities; lack of uniform auditing, accounting and financial reporting standards; less governmental regulation of foreign stock exchanges and brokers; less liquidity and greater volatility of securities of foreign companies; or imposition of foreign taxes. Therefore, the Fund intends to invest primarily in the companies organized under the laws of those nations which are considered to have relatively stable and friendly governments, e.g., major industrialized nations such as the United Kingdom, France, Canada, Germany and Japan.

Lending of Portfolio Securities

   The Fund may seek to increase its income by lending portfolio securities, provided that the value of the securities loaned would not exceed one-third of the value of the total assets of the Fund. Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. The Fund may experience loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

When Issued Securities

   The Fund may also purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at the time of delivery may be more or less than the purchase price. Since the Fund will rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No interest accrues to the Fund prior to delivery. When the Fund is the buyer in such a transaction it will maintain, in a segregated account with its custodian, cash, U.S. government securities, or high-grade, liquid debt obligations having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sales are considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Repurchase Agreements

   A repurchase agreement is an instrument under which the purchaser acquires ownership of the obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to invest temporarily available cash. In the event of the insolvency of the seller, or an order to stay execution of an agreement by a court or regulatory authority, the Fund could incur costs before being able to sell the underlying obligations and the Fund's realization of the underlying obligations could be delayed or limited, which could adversely affect the price the Fund receives for such obligations. There is also a risk that the seller may fail to repurchase the underlying obligations in which case the Fund may incur possible disposition costs and a loss if the proceeds of the sale of such obligations to a third party are less than the repurchase price. To guard against these possibilities, PMC, under guidelines established by the Fund's Board of Trustees, will evaluate the creditworthiness of the seller. The Fund will enter into repurchase agreements only with those institutions that the investment adviser believes present minimal credit risks and which furnish collateral at least equal in value or market price to the amount of the repurchase obligations. Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

Risk Factors

   Because prices of securities fluctuate from day to day, the value of an investment in the Fund will vary based upon the Fund's investment performance. The value of your shares in the Fund may, at any time, be higher or lower than your original cost. The Fund may invest in debt securities with varying maturities. In general, the longer the maturity of a security, the higher the yield and the greater the potential for price fluctuations. A decline in interest rates generally produces an increase in the value of debt securities in the Fund's portfolio, while an increase in interest rates usually reduces the value of these securities.

Additional Restrictions

   In addition to the investment objective and policies discussed above, the Fund's investments are subject to other restrictions which are described in its Statement of Additional Information. Unless otherwise stated, the Fund's investment objective and restrictions are considered fundamental and cannot be changed without shareholder approval. Unless expressly designated as a fundamental policy, the Fund's investment policies may be changed without shareholder approval by the Board of Trustees of the Fund.

IV. MANAGEMENT OF THE FUND


   The Board of Trustees of the Fund has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by Pioneering Management Corporation ("PMC") as the Fund's investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background information of each Trustee and executive officer of the Fund.


   Each domestic equity portfolio managed by PMC, including the Fund, is overseen by the Domestic Equity Portfolio Management Committee, which consists of PMC's most senior domestic equity professionals. The committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of each of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. Mr. Jeffrey B. Poppenhagen, Portfolio Manager, assumed primary responsibility for the day-to-day management of the Fund on February 20, 1996. Mr. Poppenhagen joined PMC in February, 1996. Prior to joining PMC, Mr. Poppenhagen was a portfolio manager and analyst for a number of equity portfolios.


   The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Fund's Board of Trustees. PMC is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund. Prior to December 1, 1993, FMC acted as investment adviser and principal underwriter to the Fund.


   In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts.

PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109. In an effort to avoid conflicts of interest with the Fund, the Fund and PMC have adopted a Code of Ethics that is designed to maintain a high standard of personal conduct by directing that all personnel defer to the interests of the Fund and its shareholders in making personal securities transactions.


   Under the terms of its contract with the Fund, PMC provides the Fund with an investment program consistent with its investment objective and policies. PMC furnishes the Fund with office space, equipment and personnel for managing the affairs of the Fund. PMC also pays all expenses in connection with the management of the affairs of the Fund except (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund;
(iv) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, state or blue sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Trustees; (ix) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (x) compensation of those Trustees of the Fund who are not affiliated with or interested persons of PMC, the Fund (other than as Trustees), PGI or PFD; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

   Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Fund or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

   As compensation for its management services for the Fund and certain expenses which PMC incurs, PMC is entitled to a management fee from the Fund at the annual rates set forth below as a percentage of average daily net assets:

                         Net Assets                              Annual Fee
------------------------------------------------------------   --------------
For assets up to $250,000,000                                       .50%
For assets in excess of $250,000,000 to $300,000,000                .48%
Over $300,000,000                                                   .45%

   For the fiscal year ended December 31, 1995, the Fund paid a management fee to PMC of $876,379.


   John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, President and a Director of PGI and Chairman and a Director of PMC, owned approximately 14% of the outstanding capital stock of PGI as of the date of this Prospectus.


V. FUND SHARE ALTERNATIVES

   The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

   Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.

   Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.


   Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.



   Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.

   Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

   Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.

   Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES

   You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.


   The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan is established (see "Automatic Investment Plans").



   Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicate otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing Pioneer mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.



   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.


   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

Class A Shares


   You may buy Class A shares at the public offering price as follows:


                                    Sales Charge as a % of
                                   ----------------------
                                                              Dealer
                                                             Allowance
                                                   Net       as a % of
                                    Offering      Amount     Offering
        Amount of Purchase            Price      Invested      Price
---------------------------------   ---------   ----------   ----------
Less than $50,000                     5.75%        6.10%       5.00%
$50,000 but less than $100,000        4.50%        4.71%       4.00%
$100,000 but less than $250,000       3.50%        3.63%       3.00%
$250,000 but less than $500,000       2.50%        2.56%       2.00%
$500,000 but less than $1,000,000     2.00%        2.04%       1.75%
$1,000,000 or more                     -0-          -0-      see below

   The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Code, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.



   No sales charge is payable at the time of purchase on investments of $1 million or more or for purchases by participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of FMC and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer. From time to time, PFD may elect to reallow the entire initial sales charge to participating dealers for all Class A sales with respect to which orders are placed during a particular period. Dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters under the federal securities laws.


   Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. Information about such arrangements is available from PFD.


   Class A shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies.


   Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention procedure, including its terms, is contained in the Statement of Additional Information. Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase Class A shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of Class A shares; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

Class B Shares

   You may buy Class B shares at net asset value per share next computed after receipt of a purchase order without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a

CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.


   The CDSC for Class B shares subject to a CDSC upon redemption will be determined as follows:

                                CDSC as a Percentage
Year Since                        of Dollar Amount
Purchase                           Subject to CDSC
 ---------------------------   ------------------------
First                                    4.0%
Second                                   4.0%
Third                                    3.0%
Fourth                                   3.0%
Fifth                                    2.0%
Sixth                                    1.0%
Seventh and thereafter                   none


   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.

   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), for which the Fund is applying, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available. The conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares


   You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.


   For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.

   Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.


All Classes of Shares


Waiver or Reduction of Contingent Deferred Sales Charge

   The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

   The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer- sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).


   The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre- authorized through a prior agreement with PFD regarding participant directed transfers).


   The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to each Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

Broker-Dealers


   An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. PFD or its affiliates may provide additional compensation to certain dealers or such dealers' affiliates based on certain objective criteria established from time to time by PFD. All such payments are made out of PFD's or the affiliate's own assets. These payments will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.


General

   The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

VIII. HOW TO SELL FUND SHARES

   You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

(bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

(bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

   Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.

In Writing


   You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following applies:


(bullet) you wish to sell over $50,000 worth of shares,

(bullet) your account registration or address has changed within the last 30 days,

(bullet) the check is not being mailed to the address on your account
         (address of record),

(bullet) the check is not being made out to the account owners, or

(bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.


   Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, PSC will send the proceeds of the sale to the address of record. Fiduciaries and corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.



   Written requests will not be processed until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record own-er(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.



    By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. A maximum of $50,000 per account per day may be redeemed by telephone or fax and receive the proceeds by check or bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly predesignated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   Selling Shares Through Your Broker-Dealer. The Fund authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


   CDSC on Class A Shares. Purchases of Class A shares of $1 million or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.


   General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

   Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

IX. HOW TO EXCHANGE FUND SHARES


    Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Pioneer mutual fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.



    Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicate otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone(SM), will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.



    Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the day of the month designated on your Account Application or Account Options Form.



   General. Exchanges must be at least $1,000. You may exchange your investment from one Class of fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer mutual fund. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.

   Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


   Exchange requests received by PSC before 4:00 p.m. Eastern Time will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.


   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short- term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

X. DISTRIBUTION PLANS

   The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.

   Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's average daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the Fund's Class A shareholders.

   Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B and Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B and Class C shares.

   Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker- dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares. Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for per-sonal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION

   The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.


   Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.



   The Fund's policy is to pay to shareholders dividends from net investment income, if any, and to make distributions from net long-term capital gains, if any, usually in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions of dividends from income and/or capital gains may also be made at such other times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, net short- term capital gains, and certain net foreign exchange gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.


   Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually to shareholders. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

   Distributions by the Fund of the dividend income it receives from U.S. domestic corporations, if any, may qualify for the corporate dividends-received deduction for corporate shareholders, subject to minimum holding-period requirements and debt-financing restrictions under the Code.

   The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including, in some cases, capital gains) from certain foreign investments, which will reduce its return from those investments. The Fund will not qualify to pass such taxes through to its shareholders, who accordingly will neither treat such taxes as additional income nor be entitled to any foreign tax credits or deductions with respect to such taxes.

   Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to backup withholding or if the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.

   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisers regarding state, local and other applicable tax laws.

XII. SHAREHOLDER SERVICES

   PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities and other assets. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements


   PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur, except Automatic Investment Plan transactions which are confirmed quarterly. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer mutual fund account.



   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are purchases, exchanges or redemptions of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation and newsletters.


Additional Investments


   You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments.



   Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.


Automatic Investment Plans


   You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer

Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized electronic funds transfer or draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the Plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker- dealer and PFD in maintaining these plans.


Financial Reports and Tax Information

   As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options


   Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application. Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.


Directed Dividends

   You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGI IRA Cust for John Smith may only go into another account registered PGI IRA Cust for John Smith.

Direct Deposit

   If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

   You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities


   Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "How to Buy Fund Shares," "How to Sell Fund Shares" and "How to Exchange Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, PSC will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)


   FactFone(SM) is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone(SM) allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone(SM) to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer mutual fund accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone(SM). See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.


Retirement Plans


   You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Pioneer Mutual Funds Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)


   If you have a hearing disability and access to TDD keyboard equipment, you can call our TDD number toll-free at 1-800-622-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time to contact our telephone representatives with questions about your account.


Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals from Class B and Class C share accounts are limited to 10% of the value of the account at the time the SWP is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly, and your periodic redemptions of shares may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal checks be paid to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous. You may obtain additional information by calling PSC at 1-800-225- 6292 or by referring to the Statement of Additional Information.


Reinstatement Privilege (Class A Shares Only)


   If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if a redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case you must meet the minimum investment requirements for each fund you enter.


   The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado, or earthquake.

   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIII. THE FUND

   The Fund, an open-end, diversified management investment company (commonly referred to as a mutual fund), was established as a Nebraska corporation on January 16, 1968 and reorganized as a Delaware business trust on June 30, 1994. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

   The Fund reserves the right to create and issue additional series of shares. The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any new series, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated as Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.

   In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareholder of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.


   When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of Class A share certificates; certificates will not be issued for Class B or Class C shares.


XIV. INVESTMENT RESULTS

   The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized for-mula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

   One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

   Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual fund results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.

   The Fund's investment results will be calculated separately for each class of shares and will vary from time to time depending on market conditions, the composition of the Fund's portfolio, operating expenses of the Fund and expenses attributed to a specific class of Fund shares. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

                                    Notes

THE PIONEER FAMILY OF MUTUAL FUNDS


Growth Funds

Global/International


  Pioneer Emerging Markets Fund
  Pioneer Europe Fund
  Pioneer Gold Shares
  Pioneer India Fund
  Pioneer International Growth Fund
  Pioneer World Equity Fund


United States


  Pioneer Capital Growth Fund
  Pioneer Growth Shares
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund


Growth and Income Funds


  Pioneer Equity-Income Fund
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer II


Income Funds

Taxable


  Pioneer America Income Trust
  Pioneer Bond Fund
  Pioneer Income Fund
  Pioneer Short-Term Income Trust*


Tax-Exempt


  Pioneer Intermediate Tax-Free Fund**
  Pioneer Tax-Free Income Fund**


Money Market Fund


  Pioneer Cash Reserves Fund



* Offers Class A and B Shares only
**Not suitable for retirement accounts

Pioneer
Growth
Shares
60 State Street
Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


INVESTMENT ADVISER

PIONEERING MANAGEMENT CORPORATION


PRINCIPAL UNDERWRITER

PIONEER FUNDS DISTRIBUTOR, INC.


CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP


LEGAL COUNSEL

HALE AND DORR


1296-3267-1

(C)Pioneer Funds Distributor, Inc.

SHAREHOLDER SERVICES AND TRANSFER AGENT

PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICES INFORMATION

If you would like information on the following, please call . . .

Existing and new accounts, prospectuses,
 applications, service forms and
 telephone transactions  ..................................... 1-800-225-6292
FactFone(SM)
 Automated fund yields, automated prices and
 account information ......................................... 1-800-225-4321
Retirement plans ............................................. 1-800-622-0176
Toll-free fax ................................................ 1-800-225-4240
Telecommunications Device for the Deaf (TDD) ................. 1-800-225-1997